Exhibit 99.1

March 9, 2007 Investor Presentation NASDAQ: SWIM

All statements in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “could,” “would,” “will,” “should,” “plan,” “project,” “contemplate,” “anticipate,” or similar statements. Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties. The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the success of brand development efforts and strategic alliances; demand for the Company’s products and services; the ability to compete effectively and adjust to changing market conditions; inability to protect the Company’s proprietary technology; difficulties or delays in developing improved products when expected or desired and with the additional features contemplated or desired; the potential for intellectual property infringement, warranty, product liability, and other claims; the uncertainties associated with governmental regulation; and other factors detailed from time to time in the Securities and Exchange Commission reports of Investools. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise. Other than thinkorswim, Inc. and TOS Advisors Inc., neither Investools Inc. nor any of its subsidiaries are broker-dealers or investment advisors, or otherwise engaged in the business of effecting transactions in securities, the provision of investment advice or investment recommendations. Investools Cautionary Statements

The Securities and Exchange Commission’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure.  In the event of such a disclosure or release, Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP.  The required presentations and reconciliations are contained herein. Investools uses the non-GAAP financial measure “sales transaction volume” or “STV,” which is defined as revenue plus deferred revenue, to assess the operating results and effectiveness of the Company and its business segments.  STV is consistent with the amount of cash receipts from selling activities in the period reported and with the level of a majority of the cost components of cost of revenue. Given the impact of accounting for deferred revenue and for costs associated with deferred revenue, the Company also uses the non-GAAP financial measure “adjusted EBITDA” as a valuable representation of the Company’s operating performance.  Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, interest income, income taxes, special charges, other non-cash items, and the net change in deferred revenue. The Company believes that the non-GAAP financial measures described above are also useful to investors, financial analysts and others to evaluate the operating and financial performance of the Company.  Similar measurements are used by companies within the industry, as well as by companies outside the industry that provide products and services in which cash is collected in full at the time of the sale with fulfillment occurring over an extended period of time. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used generally as a substitute for revenue, net income (loss) or other GAAP operating measurements. Investools Non-GAAP Financial Information

Over a quarter million of graduates have successfully completed our core courses Leadership in Educated Investing Our Mission We Believe In the power of educated investors In continuous product upgrades and innovation World class customer support Risk adjusted trading To build the best brand in educated investing. 4

Investools Inc. Member of the Russell 2000 Index Enterprise Value: > $1 Billion Employees: 650+ Offices: New York, Chicago, Palo Alto and Salt Lake City Markets: Equity, Options, Futures, Forex, and Fixed Income – For a reconciliation of GAAP revenue to Sales Transaction Volume and Net Loss to Adjusted EBITDA refer to slide “Statement of Operations & Adjusted EBITDA” Pro forma Financial Results $19.5 $33.5 $76.2 $139.5 $201.9 $313.6 14% 17% 24% $0 $50 $100 $150 $200 $250 $300 $350 2004 2005 2006 0% 5% 10% 15% 20% 25% Adj. EBITDA $ Sales Transaction Volume Adj. EBITDA %

Investools Inc. INVESTOOLS INC NASDAQ:SWIM INVESTOOLS EDUCATION GROUP THINKORSWIM GROUP

We Attract A Very High-End Demographic Mass-Affluent Demographics Investools Student Demographics Average Age 49 years old HHI $123,000 Assets $499k Male 76% Employed 81% Source: Investools Primary Research, Forrester Research Average Age 51 years old HHI $95,000 Assets $290k1 Male 55% Employed 81% 1 Excludes retirement accounts and home equity

Investools Inc. Product Suite

A powerful blend of education and trading products



CAPITAL
TIME
ACTIVITY
investools
investor education
thinkorswim
ACTIVE INVESTING
PHD
MASTER
ASSOCIATE
FOUNDATION
PAID EDUCATION
COACHING
THINKPRO (NEW)
ADVISORY PRODUCTS & FUNDS
OPTION PLANET
RED OPTION
BROKERAGE ACCOUNTS & TRADING
SERVICE

8

The Web’s premier provider of advanced charting technology: rated #1 by Barron’s since 2001 and a “Forbes Favorite” since 1999 Highest Quality Partnerships Investools Awards In Barron's 2007 "Annual Review of Online Brokers" thinkorswim was rated and Highest Quality Tools, Services & Partnerships thinkorswim Awards 9 "BEST SOFTWARE-BASED ONLINE BROKER” "BEST FOR OPTIONS TRADERS”

Investools Inc.

Investools Education Group




INVESTOOLS INC
NASDAQ:SWIM
INVESTOOLS
EDUCATION GROUP
investools
investor education
THINKORSWIM
GROUP
thinkorswim

10

Graduate Landscape Over a quarter of a million investors have successfully graduated from Investools’ investor education programs Investools and Partner Paid Graduates Total Graduates & Guests: 278,000+ –Includes students who graduated from both the Foundation Course and the Currency Trader Course. 15,000 8,700 4,600 6,600 5,700 11,100 5,800 5,150 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Partner Marketed Paid Graduates 17,900 25,400 50,500 64,200 69,500 2002 2003 2004 2005 2006 Total Graduates & Guests 700 1,300 3,200 3,700 4,100 3,700 4,400 5,150 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Investools Marketed Paid Graduates

Active Investor Toolbox Subscribers

investools
investor education


100,000
75,000
50,000
25,000
0
21,300
21,600
22,300
23,700
25,100
26,800
29,800
32,500
39,600
43,500
46,000
51,000
65,400
72,700
67,000
68,000
73,400
83,700
85,300
85,400
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04
Q3 '04
Q4 '04
Q1 '05
Q2 '05
Q3 '05
Q4 '05
Q1 '06
Q2 '06
Q3 '06
Q4 '06

- Quarterly numbers beginning in Q1 2005 include Prophet.Net subscribers

12

– Upsell rates are the sales that take place at the workshops for advanced product sales. Upsell rates do not include sales from the Company’s other sales floors. Improving Mix of Continuing Education Products

– For a reconciliation of GAAP revenue to sales transaction volume refer to slide “Statement of Operations & Adjusted EBITDA”. – Quarterly Chart : Q1-04 includes $0.6 million of acquired non-cash deferred revenue. Investools has Consistently Grown Sales Transaction Volume Annual Sales Transaction Volume ($ in millions) Quarterly Sales Transaction Volume ($ in millions) $252.8 QoQ STV growth 5% 30% 47% 58% 77% 57% 68% 43% 62% 52% 28% 37% 40% 60% 47% 28% $53.9 $69.8 $97.2 $138.6 $170.3 $3.2 $7.5 $25.5 $37.5 $82.5 $57.1 $77.3 $122.6 $176.2 $0 $50 $100 $150 $200 $250 2002 2003 2004 2005 2006 Revenue Deferred revenue YoY STV growth 7% 35% 59% 44% 43% 13.2 17.0 16.2 23.4 23.2 25.1 23.9 25.0 30.6 34.2 37.0 36.8 42.7 43.4 40.0 44.2 1.5 2.2 1.8 2.0 2.7 5.0 6.3 11.4 11.3 11.5 1.5 13.2 15.9 29.9 16.6 20.0 $14.7 $19.2 $18.0 $25.4 $25.9 $30.1 $30.2 $36.4 $41.9 $45.7 $38.5 $50.0 $58.7 $73.4 $56.6 $64.2 $0 $25 $50 $75 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Revenue Deferred revenue

INVESTOOLS INC NASDAQ:SWIM INVESTOOLS EDUCATION GROUP THINKORSWIM GROUP thinkorswim Group Investools Inc.

Note: Churn equal to closed accounts divided by beginning accounts; Annualized churn calculated by annualizing the monthly churn for the period. New accounts are new funded retail accounts. New Retail Accounts & Retail Churn Rates Investools announces merger with thinkorswim Funded Retail Accounts: 27,000 550 580 800 860 840 750 685 850 900 2,275 2,225 2,200 2,250 2,675 12% 9% 14% 13% 10% 10% 8% 13% 8% 9% 7% 8% 7% 6% - 500 1,000 1,500 2,000 2,500 3,000 Jan-06 Feb-06 Mar-06 Apr-06 May-06 Jun-06 Jul-06 Aug-06 Sep-06 Oct-06 Nov-06 Dec-06 Jan-07 Feb-07 Monthly New Accounts 0% 5% 10% 15% 20% 25% Annualized Churn New Funded Accounts Churn

(1) Daily Average Revenue Trades Note: OXPS accounts include funded and unfunded accounts; TOS accounts include retail funded accounts only AMTD account growth includes total accounts; growth is adjusted for acquired brokerage accounts thinkorswim: Account & DART Growth Indexed Retail Account Growth Indexed Retail DART Growth (1) 279% 192% 10% -10% -23% -25% 0% 25% 50% 75% 100% 125% 150% 175% 200% 225% 250% 275% Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 thinkorswim OXPS AMTD SCHW ET 203% 96% 12% 28% 77% -50% -25% 0% 25% 50% 75% 100% 125% 150% 175% 200% Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 thinkorswim OXPS AMTD SCHW ET

Note: OXPS accounts include funded and unfunded accounts; ToS includes funded retail accounts; SCHW accounts equal to all active trading accounts. thinkorswim: Active Customer Base Annualized Retail Account Trades Over Time 131 34 10 8 11 - 50 100 150 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 thinkorswim OXPS AMTD SCHW ET thinkorswim: Revenue Drivers

investools
investor education

Average Commissions Per Retail Trade



thinkorswim
OXPS
AMTD
SCHW
ET
$34
$32
$30
$28
$26
$24
$22
$20
$18
$16
$14
$12
$10
$8
Q1 '04
Q2 '04
Q3 '04
Q4 '04
Q1 '05
Q2 '05
Q3 '05
Q4 '05
Q1 '06
Q2 '06
Q3 '06
Q4 '06
$18.16
$12.92
$11.88
$11.59
$11.76

19

Leading a new model for educated investing Investools and thinkorswim will create the leading integrated education and execution platform Significant leverage in the combination Product innovation Technology leadership Financially attractive to shareholders Expands Lifetime Value Creates a stronger annuity income stream In Summary

Appendix – Detailed Financials

Statement of Operations & Adjusted EBITDA

investools investor education

Investools Education

($ in thousands)	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005	Restated Q1-06	Restated Q2-06	Restated Q3-06	Q4-06	2006
Total sales transaction volume	$122,622	$ 41,891	$ 45,734	$ 38,545	$ 50,000	$176,170	$ 58,661	$ 73,359	$ 56,609	$ 64,173	$252,802
Change in deferred revenue	(25,453)	(11,267)	(11,572)	(1,526)	(13,184)	(37,549)	(15,987)	(29,912)	(16,566)	(20,007)	(82,472)
GAAP revenue	97,169	30,624	34,162	37,019	36,816	138,621	42,674	43,447	40,043	44,166	170,330
Costs and expenses:											
Cost of revenue	65,659	25,380	25,211	18,254	23,316	92,161	28,699	35,851	26,291	30,429	121,270
Selling expense	24,493	8,616	9,329	9,383	10,004	37,332	112,340	12,166	12,154	16,287	52,947
General and administrative expense	17,843	6,047	5,915	5,439	6,781	24,182	8,075	8,611	8,353	7,691	32,730
Special charges	1,084	-	40	18	1,019	1,077	366	2,624	195	4,350	7,535
Total costs and expenses	109,079	40,043	40,495	33,094	41,120	154,752	49,480	59,252	46,993	58,757	214,482
Income (loss) from operations	(11,910)	(9,419)	(6,333)	3,925	(4,304)	(16,131)	(6,806)	(15,805)	(6,950)	(14,591)	(44,152)
Other income (expense):											
Gain (loss) on sale of assets and other, net	(77)	-	(93)	-	-	(93)	7	3	-	1	11
Interest income (expense)	268	121	166	108	201	596	348	587	646	905	2,486
Total other income (expense)	191	121	73	108	201	503	355	590	646	906	2,497
Net income (loss) before income tax expense	(11,719)	(9,298)	(6,260)	4,033	(4,103)	(15,628)	(6,451)	(15,215)	(6,304)	(13,685)	(41,656)
Income tax expense (benefit)	8	5	-	(5)	114	114	28	28	(907)	(24)	(875)
Net income (loss) before cumulative effect of accounting change	(11,727)	(9,303)	(6,260)	4,038	(4,217)	(15,742)	(6,479)	(15,243)	(5,397)	(13,661)	(40,780)
Cumulative effect of accounting change	-	-	-	-	-	-	48	-	-	-	48
Net income (loss)	$ (11,727)	$ (9,303)	$ (6,260)	$ 4,038	$ (4,217)	$ (15,742)	$ (6,431)	$ (15,243)	$ (5,397)	$ (13,661)	$ (40,732)

($ in millions)	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005	Q1-06	Q2-06	Q3-06	Q4-06	2006
GAAP net income (loss)	$ (11.7)	$ (9.3)	$ (6.3)	$ 4.0	$ (4.2)	$ (15.7)	$ (6.4)	$ (15.2)	$ (5.4)	$ (13.7)	$ (40.7)
Add:											
Depreciation and amortization	1.0	0.5	0.6	0.6	0.9	2.7	1.1	1.2	1.2	1.4	4.9
Interest expense (income)	(0.3)	(0.1)	(0.2)	(0.1)	(0.2)	(0.6)	(0.3)	(0.6)	(0.6)	(0.9)	(2.5)
Income tax expense (benefit)	0.0	0.0	-	(0.0)	0.1	0.1	0.0	0.0	(0.9)	0.0	(0.9)
Special charges	1.1	-	0.0	0.0	1.0	1.1	0.4	2.6	0.2	4.4	7.5
Other non-cash items	0.3	0.1	0.1	0.2	0.2	0.6	0.2	0.4	0.3	0.3	1.2
Net change in deferred revenue	25.3	11.0	11.6	1.6	12.8	37.0	15.8	29.9	16.7	20.3	82.8
Adjusted EBITDA	$ 15.7	$ 2.2	$ 5.8	$ 6.3	$ 10.6	$ 25.2	$ 10.8	$ 18.3	$ 11.5	$ 11.8	$ 52.3

22

Sales Transaction Volume & Revenue

investools investor education

Investools Education

($ in thousands)	Q1-05	Q2-05	Q3-05	Q4-05	Restated Q1-06	Restated Q2-06	Restated Q3-06	Q4-06	2004	2005	2006
Initial education:											
Workshops	$ 3,819	$ 4,260	$ 4,685	$ 4,322	$ 3,955	$ 3,268	$ 3,111	$ 3,378	$ 17,907	$ 17,086	$ 13,712
Coaching	114	136	-	-	63	79	38	61	5,891	250	241
Home study / Online courses	453	872	2,049	3,029	5,367	4,887	6,387	4,526	4,659	6,403	21,167
Initial web time	722	731	709	741	840	790	706	641	3,559	2,903	2,976
Initial education sales transaction volume	5,108	5,999	7,443	8,092	10,225	9,024	10,242	8,607	32,016	26,642	38,098
Continuing education:											
Workshops	7,439	7,652	6,047	9,422	11,271	13,232	7,772	8,916	14,896	30,560	41,190
Coaching	17,089	19,798	13,456	18,531	20,195	27,738	17,627	23,232	31,974	68,874	88,792
Home study / Online courses	5,568	5,291	4,286	6,184	7,796	13,311	12,925	12,847	13,284	21,329	46,879
Web time renewals	5,225	5,686	5,966	6,161	7,309	8,146	6,301	8,509	23,900	23,038	30,265
Other revenue	1,462	1,308	1,347	1,610	1,865	1,908	1,742	2,063	6,552	5,727	7,578
Continuing education sales transaction volume	36,783	39,735	31,102	41,908	48,436	64,335	46,367	55,567	90,606	149,528	214,704
Total sales transaction volume	41,891	45,734	38,545	50,000	58,661	73,359	56,609	64,173	122,622	176,170	252,802
Change in deferred revenue, net	(11,267)	(11,572)	(1,526)	(13,184)	(15,987)	(29,912)	(16,566)	(20,007)	(25,453)	(37,549)	(82,472)
Total revenue	$ 30,624	$ 34,162	$ 37,019	$ 36,816	$ 42,674	$ 43,447	$ 40,043	$ 44,166	$ 97,169	$138,621	$170,330
Initial education sales transaction volume	$ 5,108	$ 5,999	$ 7,443	$ 8,092	$ 10,225	$ 9,024	$ 10,242	$ 8,607	$ 32,016	$ 26,642	$ 38,098
% of total sales transaction volume	12%	13%	19%	16%	17%	12%	18%	13%	26%	15%	15%
Continuing education sales transaction volume	$ 36,783	$ 39,735	$ 31,102	$ 41,908	$ 48,436	$ 64,335	$ 46,367	$ 55,567	$ 90,606	$149,528	$214,704
% of total sales transaction volume	88%	87%	81%	84%	83%	88%	82%	87%	74%	85%	85%

– Current period STV deferred into future periods averaged 66% in 2005 and 82% in 2006 (73% in Q1-06, 80% in Q2-06, 85% in Q3-06 and 90% in Q4-06). Beginning deferred revenue balance recognized in a period averaged 36% in 2005 and 29% in 2006 (35% in Q1-06, 31% in Q2-06, 26% in Q3-06 and 27% in Q4-06).

– Investools marketed STV represents 44% of total STV in 2006.

23

Select Financial Data Restated Restated Restated ($ in millions) Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 2004 2005 2006 Cash flow and balance sheet items: 3.6 $ 1.0 $ 8.5 $ 11.8 $ 16.5 $ 15.4 $ 13.3 $ 11.0 $ 17.5 $ 24.9 $ 56.3 $ 20.4 $ 19.5 $ 25.5 $ 33.4 $ 48.0 $ 59.0 $ 69.5 $ 75.4 $ 26.8 $ 33.4 $ 75.4 $ 51.6 $ 63.1 $ 64.6 $ 77.5 $ 93.1 $ 122.8 $ 139.7 $ 159.6 $ 40.4 $ 77.5 $ 159.6 $ ($ in millions) Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 2004 2005 2006 Capital expenditure detail: 0.9 $ 0.8 $ 0.1 $ - $ - $ 0.1 $ - $ - $ 0.1 $ 1.8 $ 0.1 $ 0.8 1.2 1.2 2.7 1.5 0.4 0.4 - 0.1 5.9 2.3 0.3 0.1 0.4 0.4 0.8 2.6 1.3 4.1 1.2 1.2 4.8 2.0 $ 2.1 $ 1.7 $ 3.1 $ 2.3 $ 3.1 $ 1.7 $ 4.1 $ 1.4 $ 9.0 $ 7.2 $ Equipment financed with capital leases - $ 0.7 $ - $ - $ 0.1 $ 0.1 $ - - $ - $ 0.7 $ 0.2 $ Impairment of internally developed software - $ - $ - $ (1.0) $ - $ (1.4) $ - $ - $ (0.5) $ (1.0) $ (1.4) $ Investools Education Total Other Online initiatives Leasehold improvements Deferred revenue balance Cash, restricted cash and marketable securities GAAP cash flow provided from operating activities

Statement of Operations & Adjusted EBITDA thinkorswim Group ($ in thousands) Q1-05 Q2-05 Q3-05 Q4-05 2005 Q1-06 Q2-06 Q3-06 Q4-06 2006 Revenue 3,924 4,959 7,232 9,590 25,704 13,009 14,708 15,600 17,471 60,789 Costs and expenses: Direct Expenses 796 797 2,199 2,764 6,556 3,902 4,395 5,080 6,056 19,432 Selling expense 174 317 317 372 1,182 460 477 472 1,186 2,594 General and administrative expense 2,281 2,434 2,631 3,161 10,507 4,242 4,908 4,945 5,646 19,741 Special Charges - 394 2,198 1,278 3,869 - 144 370 409 923 3,252 3,943 7,345 7,575 22,114 8,603 9,923 10,867 13,296 42,689 673 1,016 (113) 2,015 3,590 4,406 4,785 4,733 4,175 18,099 Other income (expense): Other income (expense) - - - - - - (75) (1) (62) (138) Interest income (expense) 135 156 156 207 655 178 251 298 394 1,122 135 156 156 207 655 178 176 297 332 984 Net income (loss) before income tax expense 808 1,172 43 2,222 4,245 4,585 4,961 5,030 4,507 19,083 Income tax expense (benefit) 348 552 262 398 1,561 1,737 1,916 2,026 1,975 7,654 Net income (loss) 460 619 (218) 1,824 2,684 2,847 3,045 3,004 2,533 11,429 ($ in millions) Q1-05 Q2-05 Q3-05 Q4-05 2005 Q1-06 Q2-06 Q3-06 Q4-06 2006 GAAP net income (loss) 0.5 $ 0.6 $ (0.2) $ 1.8 $ 2.7 $ 2.8 $ 3.0 $ 3.0 $ 2.5 $ 11.4 $ Add: 0.2 0.2 0.2 0.3 1.0 0.5 0.5 0.6 0.6 2.2 (0.1) (0.2) (0.2) (0.2) (0.7) (0.2) (0.3) (0.3) (0.4) (1.1) 0.3 0.6 0.3 0.4 1.6 1.7 1.9 2.0 2.0 7.7 - 0.4 2.2 1.3 3.9 - 0.1 0.4 0.4 0.9 0.0 0.0 (0.1) - (0.0) - - 0.6 1.2 1.8 0.9 $ 1.7 $ 2.3 $ 3.6 $ 8.4 $ 4.9 $ 5.4 $ 6.3 $ 6.3 $ 22.8 $ Adjusted EBITDA Other non-cash items Special charges Income tax expense (benefit) Interest income Depreciation and amortization Total other income (expense) Income (loss) from operations Total costs and expenses